GOLDMAN SACHS TRUST

Supplement dated January 8, 2015 to the

current Prospectus for each applicable Goldman Sachs Fund

that has Class A Shares, as listed on Exhibit A (each, a “Fund” and, collectively, the “Funds”)

Effective immediately, each Fund’s Prospectus is revised as follows:

The following replaces in its entirety the “When Are Class A Shares Not Subject To A Sales Load?” subsection under “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares”:

When Are Class A Shares Not Subject To A Sales Load?

Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

¢	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
¢	Qualified employee benefit plans of Goldman Sachs;
¢	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
¢	Any employee or registered representative of any Authorized Institution (or such Authorized Institutions’ affiliates and subsidiaries) or their respective spouses, children and parents;
¢	Banks, trust companies or other types of depository institutions;
¢	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
¢	Employee Benefit Plans, other than Employee Benefit Plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed. Under such circumstances, Plans will be assessed sales charges as described further in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares;”
¢	Investors who purchase Class A Shares through an omnibus account sponsored by an Authorized Institution that has an agreement with the Distributor covering such investors to offer Class A Shares without charging an initial sales charge;
¢	Insurance company separate accounts that make the Funds available as an underlying investment in certain group annuity contracts;
¢	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
¢	Investment advisers investing for accounts for which they receive asset-based fees;

¢	Accounts over which GSAM or its advisory affiliates have investment discretion;
¢	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
¢	State sponsored 529 college savings plans;
¢	Investors that purchase Class A Shares through the GS Retirement Plan Plus and Goldman Sachs 401(k) Programs; or
¢	Former shareholders of certain funds who (i) received shares of a Goldman Sachs Fund in connection with a reorganization of an acquired fund into a Goldman Sachs Fund, (ii) had previously qualified for purchases of Class A shares of the acquired funds without the imposition of a sales load under the guidelines of the applicable acquired fund family, and (iii) as of August 24, 2012 held their Goldman Sachs Fund shares directly with the Goldman Sachs Funds’ Transfer Agent, as long as they continue to hold the shares directly at the Transfer Agent.

You must certify eligibility for any of the above exemptions on your account application and notify your Authorized Institution and the Funds if you no longer are eligible for the exemption.

A Fund will grant you an exemption subject to confirmation of your eligibility by your Authorized Institution. You may be charged a fee by your Authorized Institution.

This Supplement should be retained with your Prospectus for future reference.

EXHIBIT A

Goldman Sachs Absolute Return Tracker Fund

Goldman Sachs Asia Equity Fund

Goldman Sachs Balanced Strategy Portfolio

Goldman Sachs BRIC Fund

Goldman Sachs Commodity Strategy Fund

Goldman Sachs Dynamic Allocation Fund

Goldman Sachs Dynamic Commodity Strategy Fund

Goldman Sachs Emerging Markets Equity Fund

Goldman Sachs Emerging Markets Equity Insights Fund

Goldman Sachs Equity Growth Strategy Portfolio

Goldman Sachs Focused International Equity Fund

Goldman Sachs Growth and Income Strategy Portfolio

Goldman Sachs Growth Strategy Portfolio

Goldman Sachs Income Builder Fund

Goldman Sachs International Equity Dividend and Premium Fund

Goldman Sachs International Equity Insights Fund

Goldman Sachs International Real Estate Securities Fund

Goldman Sachs International Small Cap Fund

Goldman Sachs International Small Cap Insights Fund

Goldman Sachs International Tax-Managed Equity Fund

Goldman Sachs Large Cap Growth Insights Fund

Goldman Sachs Large Cap Value Insights Fund

Goldman Sachs Managed Futures Strategy Fund

Goldman Sachs MLP Energy Infrastructure Fund

Goldman Sachs Multi-Asset Real Return Fund

Goldman Sachs N-11 Equity Fund

Goldman Sachs Real Estate Securities Fund

Goldman Sachs Retirement Portfolio Completion Fund

Goldman Sachs Rising Dividend Growth Fund

Goldman Sachs Satellite Strategies Portfolio

Goldman Sachs Small Cap Equity Insights Fund

Goldman Sachs Small Cap Growth Insights Fund

Goldman Sachs Small Cap Value Insights Fund

Goldman Sachs Strategic International Equity Fund

Goldman Sachs U.S. Equity Dividend and Premium Fund

Goldman Sachs U.S. Equity Insights Fund

Goldman Sachs U.S. Tax-Managed Equity Fund

VARFDASHRSTK 01-15